UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 3, 2019

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	WDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02:                              DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 3, 2019, the Board of Directors (the “Board”) of Waddell & Reed Financial, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), appointed James A. Jessee, 61, to serve as a Class III director to fill the current vacancy on the Board.  Mr. Jessee is the former Co-Head of Global Distribution and President of MFS Fund Distributors, Inc. and has over 38 years of experience in the financial services industry.  The Board also appointed Mr. Jessee to serve on the Nominating Committee.

Mr. Jessee will receive the standard compensation for non-employee directors, as described in the section entitled “Compensation of Directors” in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2019, including a prorated cash retainer and grant of restricted stock to reflect his term of service in 2019.  In addition, the Company intends to enter into an indemnification agreement with Mr. Jessee in substantially the form filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 16, 2009.

There is no arrangement or understanding between Mr. Jessee and any other person pursuant to which he was appointed as a director of the Company and there are no familial relationships between Mr. Jessee and any of the Company’s directors or executive officers.  There are no transactions to which the Company is a party and in which Mr. Jessee has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.  The Board has affirmatively determined that Mr. Jessee qualifies as an “independent director” under the New York Stock Exchange listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: July 8, 2019	By:	/s/ Mark P. Buyle
Senior Vice President, Chief Legal Officer, General Counsel and Secretary